UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

PROSOMNUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41567	88-2978216
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5675 Gibraltar Dr. Pleasanton, CA	94588
(Address of principal executive offices)	(Zip Code)

(844) 537-5337

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSA(1)	(1)
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	OSAAW(1)	(1)

(1) On April 24, 2024, the Nasdaq Stock Market LLC filed a Form 25 to delist the Company’s common stock and warrants and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, which became effective 10 days after the filing of the Form 25. Effective April 18, 2024, the Company’s common stock and warrants have been traded on the over-the-counter market under the symbols “OSAP” and “OSAPW”, respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Restructuring Support Agreement

On May 7, 2024, ProSomnus, Inc. (the “Company”) voluntarily entered into a Restructuring Support Agreement (including all exhibits thereto, collectively, the “RSA”) with (i) certain of its existing affiliates and subsidiaries (as set forth in the RSA, and together with the Company, the “Company Parties”); and (ii) certain sponsoring Senior Noteholders and Subordinated Noteholders (the “Sponsoring Noteholders”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the RSA.

As set forth in the RSA, the Company and the Sponsoring Noteholders have agreed to the principal terms of a voluntary restructuring of the Company (the “Restructuring”) and the filing of a pre-negotiated chapter 11 plan of reorganization (the “Plan”). Although the Company intends to pursue the Restructuring in accordance with the terms set forth in the RSA, there can be no assurance that the Company will be successful in completing the Restructuring, whether on the same or different terms than those provided in the RSA.

The material terms of the Plan are set forth in the restructuring term sheet attached to the RSA (the “Term Sheet,” and the transactions described therein, the “Restructuring Transactions”), which terms include, among other things:

•	An aggregate of $20.0 million of potential capital to the Company, including through a debtor-in-possession facility and a potential new-money equity capital raise, while also retaining existing amounts due to customers, critical vendors, equipment lenders and trade creditors; more specifically:

o	The Sponsoring Noteholders have committed to provide the DIP Credit Agreement (as defined below), which will consist of (i) $7.0 million in new money debtor-in-possession loans and (ii) the “roll-up” of (a) $4.0 million of obligations under the previously disclosed prepetition bridge notes and (b) $2.0 million of obligations under the Senior Secured Notes, in each case, on the terms set forth in the Definitive Documents. The DIP Credit Agreement is expected to provide the Company Parties with sufficient liquidity to complete the Restructuring. The new money portion of the DIP Credit Agreement will be available in two draws, with $2.5 million available upon interim approval of the DIP Credit Agreement by the United States Bankruptcy Court for the District of Delaware (the “Court”);

o	General Unsecured Claims will be paid in the ordinary course of business during and after the restructuring; and

o	On the Plan Effective Date, the Company expects to consummate a new-money equity capital raise in an amount of at least $9.0 million (the “New Money Common Equity”), which will be offered for participation by the Sponsoring Noteholders and certain other third-party investors, subject to other terms as set forth in the RSA; and

•	On the effective date of the Plan (the “Plan Effective Date”), ProSomnus, Inc. (as reorganized, “Reorganized ProSomnus”) will issue a single class of equity interests (the “New Common Equity”) that will be distributed pro rata to the Subordinated Secured Noteholders, subject to dilution on account of the management incentive plan, the New Money Common Equity, and certain other fees, premiums, and/or other terms as set forth in the RSA;

•	Following the Plan Effective Date, Reorganized ProSomnus may establish a customary management equity incentive plan;

•	On the Plan Effective Date, there will be no recovery for holders of other equity interests in the Company; and

•	Confirmation of the Plan is anticipated, but not guaranteed, to occur within 90 days of filing the chapter 11 cases with the Court involving certain of the Company Parties (the “Chapter 11 Cases”).

In accordance with the RSA, each Sponsoring Noteholder agreed, among other things, to:

•	So long as its vote was properly solicited in accordance with the United States Code (the “Code”), vote to accept the Plan;

•	Negotiate in good faith the Definitive Documents; and

•	Not take any action inconsistent with the RSA, Term Sheet, confirmation or consummation of the Plan.

In accordance with the RSA, the Company Parties agreed, among other things, to:

•	Support and complete the Restructuring Transactions contemplated under the RSA, Term Sheet, and Plan Related Documents;

•	Negotiate in good faith the Definitive Documents;

•	Take all necessary and appropriate actions in furtherance of the Restructuring;

•	Complete the Restructuring and all Restructuring Transactions; and

•	Comply with each Case Milestone.

Certain of the transactions described in the foregoing shall be subject to approval by the Court pursuant to the Chapter 11 Cases.

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the RSA, a substantially final form of which is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.

DIP Credit Agreement

Subject to the approval of the Court, the Company, as borrower, and certain of the Company’s direct and debtor-subsidiaries, as guarantors (together with the Company, the “DIP Loan Parties”), expect to enter into that certain senior subordinate secured debtor-in-possession term loan agreement (the “DIP Credit Agreement”) with the lenders from time to time party thereto (the “DIP Lenders”) and Wilmington Savings Fund Society, F.S.B., as administrative agent and collateral agent, on the terms and conditions set forth therein. Pursuant to the DIP Credit Agreement, the DIP Lenders have agreed, upon the terms and conditions set forth therein, including the approval of the Court, to make available to the Company a senior subordinate secured debtor-in-possession term loan credit facility in the aggregate principal amount of $13 million, as described above. Borrowings under the DIP Credit Agreement will be used to (a) fund the Chapter 11 Cases, (b) make certain other payments as more fully provided in the Court orders relating to the approval of the DIP Credit Agreement, and (c) provide working capital for the DIP Loan Parties during the pendency of the Chapter 11 Cases, all in accordance with an approved budget (subject to the permitted variances) and as otherwise provided therein. The obligations under the DIP Credit Agreement will be secured by liens on substantially all of the real and personal property of the DIP Loan Parties (the “DIP Liens”), subject to certain exceptions. The DIP Liens will be senior to the liens securing the Subordinated Notes obligations and junior to the liens securing the Senior Notes obligations.

Borrowings under the DIP Credit Agreement will be due on November 7, 2024, or the earliest to occur of certain specified termination events. The interest rate on borrowings under the DIP Credit Agreement will be the prime rate plus 9.00%.

The DIP Credit Agreement includes customary negative covenants for debtor-in-possession loan agreements of this type, including covenants limiting the Company and its restricted subsidiaries’ ability to, among other things, incur additional indebtedness, create liens on assets, make investments, loans, advances or guarantees, engage in mergers, consolidations, sales of assets and acquisitions and pay dividends and distributions, in each case subject to customary exceptions for debtor-in-possession loan agreements of this type. The DIP Credit Agreement also includes customary representations and warranties, affirmative covenants and events of default. Certain restructuring-related events are also events of default, including, but not limited to, the dismissal by the Court of any of the Chapter 11 Cases, the conversion of any of the Chapter 11 Cases to a case under chapter 7 of the Code, the appointment of a trustee pursuant to chapter 11 of the Code, and certain other events related to the impairment of the DIP Lenders’ rights or liens granted under the DIP Credit Agreement.

In connection with the Chapter 11 Cases, the DIP Loan Parties filed a motion seeking Court approval of their entry into and performance under the DIP Credit Agreement and use of cash collateral, as well as certain related relief. The DIP Loan Parties expect that the Court will grant such motion on an interim basis on or about May 9, 2024. The DIP Loan Parties will seek the Court’s approval of such motion on a final basis in the coming weeks.

The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement, a substantially final form of which is attached to this Current Report as Exhibit 10.2 and is incorporated herein by reference.

Relationships

The Company previously issued convertible notes to investors, including the Sponsoring Noteholders and the DIP Lenders, under the Indentures. Certain Sponsoring Noteholders and DIP Lenders also participated in the Company’s offering of its Series A Convertible Preferred Stock and accompanying warrants to purchase its common stock in September 2023. Furthermore, one of the Sponsoring Noteholders is an affiliate of Spring Mountain Capital, which is a private investment management firm where Jason Orchard, a member of the Company’s board of directors, is a Managing Director.

Item 1.03. Bankruptcy or Receivership

On May 7, 2024, the Company Parties filed voluntary petitions for relief under chapter 11 of title 11 of the Code (the “Petitions”) in the Court to pursue the Plan. The Company will continue its business as a “debtor in possession” and pursue a balance sheet restructuring. The Company is seeking approval of a variety of “first day” motion containing customary relief intended to enable the Company to continue its ordinary course operation during the Chapter 11 Cases. The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 1.03.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Petitions described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the Indentures.

The Indentures provide that upon the filing of the Petitions, the principal and interest due under the Indentures shall automatically become due and payable. The outstanding principal about due under the Indentures is, in the aggregate, $41,669,228, and the outstanding interest as of May 7, 2024 is $856,254. Any efforts to enforce such payment obligations under the Indentures are automatically stayed as a result of the Petitions, and the creditors’ rights of enforcement in respect of the Indentures are subject to the applicable provisions of the Code.

Item 7.01 Regulation FD Disclosure.

Additional Information

Additional information about the Chapter 11 Cases may be obtained at the following website: www.kccllc.net/prosomnus.

The information contained in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its equity holders will experience a complete loss on their investment under the Chapter 11 Cases.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and the Company’s expectations, strategy, plans or intentions regarding it. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Debtors’ continued operation of the business as “debtors-in-possession”; the Company’s expectation to be granted “first day relief”; the anticipated timeline for completion of the Restructuring; the Company’s expectation that the transactions contemplated by the Term Sheet are consummated by the Court in the terms outlined herein; the sufficiency of liquidity to complete the Restructuring; and the timeline for consummation of the Plan.

All forward-looking statements included in this Current Report are made as of the date of this Current Report, based on information currently available to the Company, deal with future events, and are subject to various risks and uncertainties, including the risk that the Company’s ability to fund its planned operations for the next twelve months and its ability to continue as a going concern; the adverse impact of the Chapter 11 Cases on the Company’s business, financial condition, and results of operations; the Company’s ability to successfully consummate the Restructuring and emerge from the Chapter 11 Cases, including by entering into the RSA and ultimately satisfying the conditions and milestones set forth therein; the Company’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the Restructuring; the Company’s ability to make the required payments under the agreements governing its current debt obligations; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Restructuring and the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on the Company and the interests of various constituents; risks and uncertainties associated with the Restructuring, including the Company’s ability to receive approvals for the DIP Credit Agreement, obtain confirmation of the Plan under the Chapter 11 Cases and successfully consummate the Restructuring; and the Company’s ability to receive any required approvals of the Plan and the responses of its securityholders and other stakeholders, including those party to the Term Sheet, and ultimately, the RSA, among other risks and uncertainties, and actual results could differ materially from those anticipated in those forward-looking statements. The risks and uncertainties that may cause actual results to differ materially from the Company’s current expectations are more fully described in the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2024 and the amendment thereto filed on April 29, 2024, any subsequently filed Quarterly Reports on Form 10-Q, and its other reports, each as filed with the SEC. Except as required by law, the Company assumes no obligation to update any such forward-looking statement after the date of this Current Report or to conform these forward-looking statements to actual results.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
10.1	Form of Restructuring Support Agreement, dated May 7, 2024
10.2*	Form of Senior Subordinate Superiority Secured Debtor-in-Possession Credit Agreement, among ProSomnus, Inc., the Guarantors party thereto, the Lenders party thereto, and the Wilmington Savings Fund Society, FSB
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2024	PROSOMNUS, INC.

	By:	/s/ Brian B. Dow
	Name:	Brian B. Dow
	Title:	Chief Financial Officer